Bank of Tokyo-Mitsubishi UFJ

BTMU Capital Corporation
111 Huntington Avenue, Suite 400
Boston, MA 02199-8001
Phone: 617-573-9000
Fax: 617-345-5153

June 19, 2008

Each of the Entities Listed on the
Attached Signature Pages
c/o NexCen Holding Corporation
1330 Avenue of the Americas
New York, New York 10019
Attention: Kenneth J. Hall

Re: Warehouse Facility Provided by

**BTMU Capital Corporation (the *"Agent"*)
to NexCen Holding Corporation
and the subsidiary borrowers described in the Security Agreement
referred to below (collectively, the *"Co-Issuers"*)**

Ladies and Gentlemen:

Reference is made to (i) the Note Funding Agreement, dated as of March 12, 2007 (as amended and supplemented from time to time, the "*Note Funding Agreement*"), among NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.) (the "*Issuer*"), the Subsidiary Borrowers party thereto (the "*Co-Issuers*"), Victory Receivables Corporation, as Lender (the "*Lender*") and BTMU Capital Corporation, as agent (the "*Agent*"), (ii) the Security Agreement, dated as of March 12, 2007, among the Issuer, the Co-Issuers and the Agent (as amended, supplemented or otherwise modified from time to time, the "*Security Agreement*"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them (or by reference to) in the Security Agreement.

The Agent believes that violations of the Security Agreement and the other Transaction Documents as set forth on Exhibit A hereto have occurred (the "*Asserted Defaults*"). Exhibit A should not be considered an exclusive list of all defaults and the Agent reserves the right to assert additional defaults. We understand that the Issuer and Co-Issuers do not concede that any of the Asserted Defaults constitutes an Event of Default under the Security Agreement or other Transaction Documents.

The Agent considers each of the Asserted Defaults to constitute an Event of Default under the Security Agreement or the other Transaction Documents. Accordingly, please be advised that, in the Agent's view, the Agent and the Noteholder have the present right, pursuant to the terms of the Security Agreement and the other Transaction Documents, to exercise their rights and remedies, including, without limitation, the right to impose the default rate of interest and the right to declare the Co-Issuers' obligations immediately due and payable and take whatever action is necessary to collect the amounts due under the Security Agreement or any other Transaction Documents.

As you know, we have entered into discussions concerning a possible restructuring of the Secured Obligations owing under the Note Funding Agreement, the Security Agreement and the other Transaction Document (the "*Restructuring Discussions*"), to address various matters, including, without limitation, the Asserted Defaults. However, you have made various requests of the Agent and the Noteholder for certain immediate accommodations in order to permit your business to function in the ordinary course while we continue such Restructuring Discussions. In order to allow the Restructuring Discussions to continue, and in response to such requests, the parties will agree, notwithstanding anything to the contrary in the Security Agreement or any other Transaction Document, to the following for the period of time from the date of this letter to the earlier to occur of (i) July 17, 2008 and (ii) the occurrence of any Default or Event of Default under the Security Agreement or any other Transaction Document (other than the Asserted Defaults):

(i) Prior to a Default or an Event of Default (other than any Asserted Default), the Issuer shall not use any dividends received from any Co-Issuer, or any other amounts from any sources, other than dividending such funds to its parent to be used for any purpose in the ordinary course of such parent's business in support of the operations of the Issuer and/or Co-Issuers. Upon the occurrence and continuance of a Default or an Event of Default (other than any Asserted Default), such disbursements shall be made only as consented to in writing by the Agent. Consistent with the foregoing, the $407,000 purportedly in the Issuer's account with Bank of America, N.A., shall be released from such account to the Issuer for use in accordance with the preceding two sentences within two Business Days of the effectiveness of this letter agreement.

(ii) The Issuer shall cause the Franchise Manager, the Brand Manager, the Supply Manager and the Issuer Manager to prepare and deliver to the Issuer (with simultaneous delivery to the Agent), on or prior to the tenth (10th) day after the end of each calendar month, a written report in substantially the same form as the Manager Report but calculated using information solely with respect to the collections and other activities of the Issuers during the immediately preceding calendar month rather than with respect to an entire calendar quarter (the "*Monthly Report*"); provided, however, the first Monthly Report following the date hereof shall be delivered two (2) Business Days prior to any proposed release of the Management Fee.

Based on the pro forma cash flows contained in such Monthly Report, each Co-Issuer shall be permitted to release to the Manager that amount to which the Manager is entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement, as determined pursuant to, and in accordance with, such Monthly Report and that would be available for such purpose in accordance with clause (ii) of the applicable waterfall described in Sections 6.6, 14.1(a) and 14.1(d) of the Security Agreement if the applicable funds received in such calendar month were distributed in accordance therewith; provided, that on each Payment Date, (i) to the extent that the amount released by any Co-Issuer during the preceding two months pursuant to the initial clause of this paragraph exceeds the amount to which the Manager is actually entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement on such date, as determined pursuant to, and in accordance with, the Manager Report for the related Collection Period, the Manager or NexCen Brands shall immediately deposit the amount of such excess into the applicable Co-Issuer Collection Account on such Payment Date and (ii) to the extent that the amount released by any Co-Issuer during the preceding two months pursuant to the initial clause of this paragraph, is exceeded by the amount to which the Manager is actually entitled pursuant to the provisions of Section 2.2 of the applicable Management Agreement on such date, as determined pursuant to, and in accordance with, the Manager Report for such Collection Period, the Manager shall be permitted to receive such amounts pursuant to, and in accordance with, clause (ii) of the applicable waterfall described in Sections 6.6, 14.1(a) and 14.1(d) of the Security Agreement (as amended by this Agreement); provided, further, the failure of the Manager or NexCen Brands to deposit any amount required to be returned to the applicable Co-Issuer Collection Account pursuant to clause (i) of this paragraph shall result in an Event of Default under the Security Agreement.

(iii) The Issuer shall deliver to the Agent not later than 5:00 p.m. Eastern time on Tuesday of each week, a rolling 13-week cash flow forecast beginning with such week, that shall detail all sources and uses of cash on a weekly basis and shall report any variances from such report delivered in the prior week. The Issuer shall deliver to the Agent not later than 5:00 p.m. Eastern time on the tenth (10th) day of each month, a written report of current cost reductions, including any variances from the prior periods. In addition, the Issuers, the Managers, NexCen Brands and their respective advisors shall participate in a conference call with the Agent not less than bi-weekly at a time reasonably requested by the Agent, after consultation with the Issuer, to cover topics, including without limitation, the status of (a) the potential sale of the assets associated with that certain Note issued under the Security Agreement by the Issuer, Bill Blass Jeans, LLC and Bill Blass International, LLC, (b) the potential sale of the assets associated with that certain Note issued under the Security Agreement by the Issuer and WV IP Holdings, LLC, (c) an update on current cost reductions, including any variances from prior periods and (d) any other information reasonably requested by the Agent.

In return, you acknowledge and agree that neither the Issuer nor any Co-Issuer shall redeem a

Note, in full or part, or sell, or otherwise dispose of, any Assets or any equity interest in any Co-Issuer without the prior written consent of the Agent. Except as expressly provided in this paragraph, the provisions of the Note Funding Agreement, the Security Agreement, and the other Transaction Documents shall otherwise remain unaltered and fully operative, and the Issuer and Co-Issuers shall remain obligated to comply with such provisions, during the period of this agreement.

This letter shall be strictly limited to its terms. Nothing contained herein is, or shall be deemed to be, a waiver of any Default or Event of Default (including any Asserted Default) or of any of the other rights, powers, and/or remedies available to the Agent or the Noteholder under the Transaction Documents and/or applicable law.

Without limiting the generality of the foregoing, the Issuer and each Co-Issuer hereby acknowledges that, neither anything contained herein, nor that has been or will be part of any of the Restructuring Discussions (or any term sheets or other draft documents circulated in connection therewith), is intended to or shall be deemed to constitute any binding commitment or other agreement on behalf of the Agent, the Noteholder, or any other party hereto to enter into any amendment to the Security Agreement or any other Transaction Document or any forbearance or other type of agreement with respect to the Asserted Defaults or any other Events of Default, including, without limitation, to extend any funding pursuant to any such amendment or other type of agreement (other than for the temporary and limited agreement expressly set forth in the second preceding paragraph). As conspicuously set forth in the Security Agreement, only terms in writing (and not other terms or oral promises) are enforceable against the Agent or the Noteholder.

THIS LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

THE PARTIES HERETO EACH HEREBY VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE TRANSACTION DOCUMENTS, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT TO ENTER INTO THIS AGREEMENT.

Consistent with the foregoing, the agreement set forth herein shall automatically terminate upon the earlier to occur of: (a) July 17, 2008 and (b) the occurrence of any Default or Event of Default under the Security Agreement or any other Transaction Document (other than

any Asserted Default). Upon such a termination, the parties shall be returned to the position each occupied immediately preceding the execution and delivery of this letter.

If the foregoing is acceptable to you, please execute a copy of this letter and deliver such executed copy to the undersigned. Facsimile or email transmission shall be deemed to constitute effective delivery. This letter shall become effective upon its execution and delivery by each of the parties hereto so long as such execution and delivery occurs on or before 5:00 p.m. Eastern time on June 20, 2008; otherwise, this letter shall be null and void.

* * *

[SIGNATURE PAGES FOLLOW]

Sincerely,

BTMU CAPITAL CORPORATION,
as Agent

By ______________________________
Name: Rory P. Laughna
Title: Executive Vice President

BTMU CAPITAL CORPORATION,
as Noteholder

By ______________________________
Name: Rory P. Laughna
Title: Executive Vice President

Acknowledged and Agreed:

NEXCEN HOLDING CORPORATION

By ________________________
Name: Robert W. D'Loren
Title: President

ATHLETE'S FOOT BRANDS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

BILL BLASS JEANS, LLC

By: NEXCEN HOLDING CORPORATION, its Managing Member

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

BILL BLASS INTERNATIONAL, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

WV IP HOLDINGS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

PT FRANCHISE BRANDS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

PT FRANCHISING, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

PM FRANCHISE BRANDS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

PM FRANCHISING, LLC

By ________________________
Name: Kenneth J Hall
Title: Treasurer

MARBLE SLAB FRANCHISE BRANDS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

MARBLE SLAB FRANCHISING, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By ________________________
Name: Kenneth J. Hall
Title: Treasurer

MAGGIEMOO'S FRANCHISING, LLC

By ______________________

Name: Kenneth J. Hall

Title: Treasurer

GAC FRANCHISE BRANDS, LLC

By ______________________

Name: Kenneth J. Hall

Title: Treasurer

GAC FRANCHISING, LLC

By ______________________

Name: Kenneth J. Hall

Title: Treasurer

GAC SUPPLY, LLC

By ______________________

Name: Kenneth

Title: Treasurer

GAC MANUFACTURING, LLC

By ______________________

Name: Kenneth J. Hall

Title: Treasurer

NEXCEN BRANDS, INC.

By: [signature]
Name: Robert W. D'Loren
Title: President - Chief Executive Officer

NEXCEN FRANCHISE MANAGEMENT, INC.

By: [signature]
Name: Robert W. D'Loren
Title: President

NEXCEN BRAND MANAGEMENT, INC.

By: [signature]
Name: Robert W. D'Loren
Title: Chief Executive Officer

NB SUPPLY MANAGEMENT CORP.

By: [signature]
Name: Robert W. D'Loren
Title: President

EXHIBIT A

The Agent asserts that the following Defaults and/or Events of Default have occurred under the Security Agreement and the other Transaction Documents:

1. Default under Section 6.1(7) of the Security Agreement, for breach of the representation in Section 12.9(jj) of the Security Agreement. The Agent believes, based on certain information it has received from the Parent, that this representation, which states that no condition exists or has occurred which, with the giving of notice or the lapse of time, or both, would constitute a default or breach by any counterparty to the Material Contracts, was not true and correct when made in connection with the funding made on January 29, 2008. Based upon communication the Agent has had with the Parent, the Agent believes that the Co-Issuers have had actual knowledge, for a period in excess of fifteen days, that such representation was not true and correct when made. This is an Event of Default under the Security Agreement.

2. Default under Section 6.1(6) of the Security Agreement, for breach of the covenant in Section 12.10(l) of the Security Agreement. The Agent believes, based on certain information it has received concerning the Parent, that this covenant, which requires delivery of financial statements, has not been complied with, in that the financial statements previously delivered pursuant to Section 12.10(l) of the Security Agreement are not accurate and therefore did not satisfy this covenant. Based upon communication the Agent has had with the Parent, the Agent believes that the Co-Issuers have had actual knowledge, for a period in excess of fifteen days, that such covenant was not satisfied. This is an Event of Default under the Security Agreement.

3. Default under Section 7.1(b) of any Management Agreement, for breach of the covenant in Section 6.1(a) of any such Management Agreement. The Agent believes, based on certain information it has received concerning the Parent, that this covenant, which requires delivery of financial statements of the Manager, has not been complied with, in that the financial statements previously delivered pursuant to Section 6.1(a) of the Management Agreements are not accurate and therefore did not satisfy this covenant. Based upon communication the Agent has had with the Parent, the Agent believes that the Manager has had actual knowledge, for a period in excess of fifteen days, that such covenant was not satisfied. This is a Manager Event of Default under the Management Agreements.

4. Default under Section 7.1(b) of any Management Agreement, for breach of the covenant in Section 6.1(i) of any such Management Agreement. Manager failed to comply with this covenant, which requires delivery of a report in the form of Exhibit C to each Management Agreement, in that the Manager did not provide the required information relating to compliance with Minimum Manager Net Worth Test or Manager Indebtedness requirements, and for a period in excess of fifteen days such covenant was not satisfied. This is a Manager Event of Default under the Management Agreements.

5. Default under Section 7.1(b) of any of the Great American Cookies Management Agreements, for breach of the obligations in Section 2.1(a) of any such Management Agreement. The Agent believes, based on certain information it has received from the Parent, that this covenant, which requires, among other items, that the Manager cause the applicable Co-Issuer to be in compliance with its obligations under the Transaction Documents has not been complied with. This default is based upon the occurrence of the defaults described in items 1 and 2 above. Based upon communication the Agent has had with the Parent, the Agent believes that the Manager has had actual knowledge, for a period in excess of fifteen days, that such covenant was not satisfied. This is a Manager Event of Default under the applicable Management Agreements.

6. Default under Section 7.1(i) of any of the Management Agreements for the occurrence of any Event of Default under the Security Agreement. This Manager Event of Default is based upon the occurrence of the defaults described in items 1 and 2 above.

7. Default under Section 7.1(b) of any Management Agreement, for breach of the obligations in Section 7.2(a) of any such Management Agreement. The Agent believes, that the Manager has not complied with this obligation, which requires that the Manager give notice to the applicable Co-Issuer and the Agent of any Manager Event of Default, despite it having actual knowledge, for a period in excess of fifteen days, of the underlying Events of Defaults. This default is based upon the occurrence of the defaults described in items 3-6 above.

8. Default under Section 6.1(15) of the Security Agreement in that a Manager Termination Event has occurred, and is continuing, and the related Co-Issuer has not replaced the applicable manager within 30 days. A "Manager Termination Event" occurs upon a Manager Event of Default. This default is based upon the occurrence of the defaults described in items 3-6 above. This is an Event of Default under the Security Agreement.

In addition to the items described in items 1-8 above, the Agent believes that the certain additional Events of Default have occurred with respect to the

occurrence of a "DLH License Trigger Event."

A DLH License Trigger Event occurs "if DLH fails to make minimum royalty payments as and when required, taking into account *any* cure period, under the DLH license Agreement or upon termination of the DLH License Agreement. (Emphasis added). Under the DLH License Agreement, minimum royalty payments are due on each of January 1, April 1, July 1 and October 1, with no grace period specified for late payment. Further, there is no cure period with respect to a late payment unless BBI gives notification to DLH pursuant to Section 8.3(i) of the DLH License Agreement. Since BBI has not give such notice to DLH pursuant to Section 8.3(i) of the DLH License Agreement, there is no applicable cure period to account for, and thus a DLH License Trigger Event has occurred.

Because a DLH License Trigger Event has occurred, the following Defaults/Events of Default have also occurred:

1. Default under Section 6.1(6) of the Security Agreement by reason of the failure of the Issuer to comply with the application of money provisions as required by Section 3.9(d) of the Blass Security Agreement Supplement. Based upon communication the Agent has had with the Parent, the Agent also believes that the Co-Issuers have had actual knowledge, for a period in excess of fifteen days, that such obligation has not been satisfied. This is an Event of Default under the Security Agreement.

2. Default under Section 6.1(1) of the Security Agreement by reason of the failure of the Issuer to pay principal on the Notes as and when due pursuant to the Security Agreement as amended by Section 3.9(d) of the Blass Security Agreement Supplement. The failure to pay such amounts has continued for a period of two (2) Business Days. This is an Event of Default under the Security Agreement.

3. Default under Section 6.1(6) of the Security Agreement, by reason of the failure of the Issuer to reduce the Brand Management Fee Percentage from 30% to 10% as required by Section 2.1 of the Blass Security Agreement Supplement. Based upon communication the Agent has had with the Parent, the Agent believes that the Co-Issuers have had actual knowledge, for a period in excess of fifteen days, that the obligation to reduce the Brand Management Fee Percentage has not been satisfied. This is an Event of Default under the Security Agreement.

4. Default under Section 7.1(b) of the Blass Management Agreement, for breach of the obligations in Section 2.1(a) of the Blass

Management Agreement. The Agent believes, based on certain information it has received from the Parent, that this covenant, which requires, among other items, that the Manager cause the applicable Co-Issuer to be in compliance with its obligations under the Transaction Documents has not been complied with. This default is based upon the occurrence of the defaults described in items 1-3 above. Based upon communication the Agent has had with the Parent, the Agent believes that the Manager has had actual knowledge, for a period in excess of fifteen days, that such covenant was not satisfied. This is a Manager Event of Default under the applicable Blass Management Agreement.